Defined Asset Funds(sm)
Index Series
2nd Quarter 1999
IRA Ideal!
The S&P 500
Trust 2

An Investment Strategy
Seeking Attractive Total Return

[ML logo] Merrill Lynch

Instead of comparing your investment to an index, why not make your investment an index trust?

For equity investors, it's second nature to compare the performance of an investment with a general market measure like an index. Have you considered, however, that the best performance over time may come not from trying to outperform an index, but rather from investing like it?

Investing in a broad representation of the market, or indexing, is a strategy most equity investors can use as part of their overall financial plan -- to seek growth in an otherwise conservative portfolio, or as a companion investment to hedge an aggressive equity strategy.

The S&P 500 Trust 2

Defined Asset Funds(sm) has a plan for you to seek results similar to those of the S&P 500 Index*. The objective of the Trust is to keep pace with the total return of the S&P 500 Index. It is created for investors, like you, who are looking for an opportunity to resemble the performance of a major market index at a reasonable cost. There can be no assurance that the Trust will achieve its objective.


Index Investing Offers Several Benefits:

Risk Reduction through Diversification

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         * "Standard & Poor's" and "S&P 500 Index" are trademarks of The
McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.


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One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio. Through one purchase, you are instantly diversified among hundreds of companies in four market sectors.

Buy and Hold

When you invest in the S&P 500 Trust 2, you don't have to select individual stocks or market sectors. You are buying, in effect, the major sectors of the stock market represented by the Index. Of course, it is not possible to invest in the Index itself.

Investment Results+

While past performance is no guarantee of future results, if you had invested $10,000 at the Trust's inception and held through June 30, 1999, your investment could have achieved the following results:

{A three dimensional mountain graph, entitled "Investment Results," shows that if you invested $10,000 on 2/19/92 and held that capital through 6/30/99, your investment would have reached $38,240. The y axis reflects the dollar amount. The x axis reflects date, starting with 2/19/92, then 12/31/92, 12/31/93, 12/31/94, 12/31/95, 12/31/96, 12/31/97, 12/31/98, and 6/30/99. The eight points of the graph are placed above the dates on the x axis; the following amounts: $10,000, $10,639, $11,678, $11,821, $16,223, $19,904, $26,504,
$34,058, and $38,240 respectively, are listed above the points.]

Past Performance of the S&P 500 Trust 2

One Year (June 30, 1998-June 30, 1999)
oTotal Return++....................................................22.67%
oAverage Annualized Total Return(S)................................19.91%

Five Year (June 30, 1994 - June 30, 1999)
oCumulative Total Return++........................................239.00%
oAverage Annualized Total Return(S)................................27.06%

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         +  Maximum sales charges and expenses were deducted.

         ++ Total return figures represent price changes plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges.

         S Average annual returns reflect deduction of maximum applicable sales charges.


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Since Fund Inception (February 19, 1992 - June 30, 1999)
oCumulative Total Return++........................................291.13%
oAverage Annualized Total Return(S)................................19.97%


The S&P 500 Trust Advantages

Cost

The minimum investment is about $250, with sales charge discounts available for volume purchases of $25,000 or more.

Convenience

There's no need for multiple security purchases. The Trust offers diversification, with one price you can track weekly in Barron's.

Low Cost May Increase Total Return

The Trust has no management fees, only a small annual supervisory fee and operating expenses. Low costs are essential in an index fund since an index is a benchmark without expenses. Low costs mean more of your money is invested and working for you.

Monthly Income or Reinvestment

The Trust pays income monthly, or you can elect to have dividend income and capital gains automatically reinvested into additional units of the Trust at the then-current market value. By reinvesting your income, you not only increase your holdings, you also gain the important benefits that monthly compounding can have on total return.

Liquidity

Your investment may be sold at any time at the units' then-current market value, which may be more or less than your original cost.


Defined Asset Funds -- Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.


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We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a Unit Investment Trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

About the S&P 500 Index

o The Index was developed in 1923 and comprised 233 stocks. The list grew to 500 stocks in 1957. In 1976, the Index was restructured to a composite consisting of four market sectors: Industrial, Utility, Financial and Transportation.

o    On June 30, 1999, the Index had a market capitalization of $11.23 trillion.(2)

o The Index is a well-known measure of 500 companies designed to be a performance benchmark for U.S. equity markets. It contains a variety of companies with diverse capitalization in order to represent the overall market. Most of these companies' stocks are listed on the New York Stock Exchange.

How The S&P 500 Index is Calculated

The S&P 500 Index is market-value weighted, which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a company's capitalization, the greater that company's effect will be on the performance of the Index.


         Ten Top Weighted Companies#


     Name                                       Ticker            % of Total
     of Issuer                                  Symbol           Market Value
     ---------                                  ------           ------------

 1.  Microsoft Corp.                             MSFT                4.12%

 2.  General Electric Co.                         GE                 3.31

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     2  Source: FactSet


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 3.  International Business                      IBM                 2.10
      Machines Corp.
 4.  Wal-Mart Stores, Inc.                       WMT                 1.92
 5.  AT&T Corp.                                   T                  1.90
 6.  Cisco Systems, Inc.                         CSCO                1.86
 7.  Lucent Technologies, Inc.                    LU                 1.83
 8.  Intel Corp.                                 INTC                1.77
 9.  Exxon Corp.                                 XON                 1.68
10.  Merck & Co., Inc.                           MRK                 1.56

#As of June 30, 1999

Start Indexing Today!

Your financial professional can help you design a financial plan and explain how the S&P 500 Trust may help you meet your personal investment goals. Contact your financial professional to obtain a free prospectus containing more complete information including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defined Asset Funds(sm)
Buy With Knowledge o Hold With Confidence


Defining Your Risks

As with any equity investment, the value of your investment will fluctuate with the value of the underlying stocks. The Trust may not be appropriate for investors seeking capital preservation or high current income. There can be no assurance that the Trust will meet its objective.

Because of sales charges, expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the Index or in the same proportions, or be fully invested at all times, Trust performance will vary somewhat from the performance of the Index. Dividends and any net capital gains distributed will be subject to tax each year, whether or not reinvested. Consult your tax advisor concerning state and local taxation.


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Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


          Amount                           Total Sales Charge as a % of
         Purchased                             Public Offering Price
         ---------                         ----------------------------
Less than $25,000                                       2.25%

$25,000 to $49,999                                      2.00%

$50,000 to $74,999                                      1.75%

$75,000 to $99,999                                      1.50%

$100,000 to $249,999                                    1.25%

$250,000 to $999,999                                    1.00%

$1,000,000 to $4,999,999                                 .75%

$5,000,000 to $14,999,999                                .50%

$15,000,000 or more                                      .25%


[recycle logo] Printed on Recycled Paper                           32711SJ-7/99

[copyright logo] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC.


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